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                        [BDO SEIDMAN, LLP LETTERHEAD]


                                  EXHIBIT 1


June 20, 2000

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on June 14, 2000, to be filed by our former client, Fedders Corporation. We agree with the statements made in response to that
Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP